Exhibit 10.1

Form of 15% Debenture

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

November 15, 2006  $___________

15% DEBENTURE

FOR VALUE RECEIVED, the undersigned, Theater Xtreme Entertainment Group, Inc., a Florida corporation (the “Company”), hereby promises to pay to the order of Daniel Danner, an individual (the “Payee”), the sum of _________________ Thousand Dollars ($_____________), together with interest on the unpaid principal balance thereof as set forth below.

Maturity. All principal, accrued interest, and other amounts due hereunder shall be due and payable on November 30, 2007 (the “Maturity Date”). The Company may prepay the amounts due under this Debenture at any time in whole or in part on not less than twenty (20) days’ prior written notice to the holder; provided, however, that any prepayment of principal shall be accompanied by a prepayment fee equal to five percent (5%) of the amount of such principal prepayment.

Interest. The Company shall pay interest to the holder on the aggregate outstanding principal amount of this Debenture at the rate of fifteen percent (15%) per annum, payable monthly on the last day of each calendar month commencing on December 31, 2006. If any interest payment date is not a Business Day (as defined in subsection 6(k)), then the applicable payment shall be due on the next succeeding Business Day.

Holder’s Right to Participate in Offering.

If the Company, at any time while this Debenture is outstanding, shall sell any Common Stock or other securities and the gross proceeds of such sales do not exceed One Million Dollars ($1,000,000), then the Company shall notify the holder, not later than ten (10) days following any such sale, of the price and other principal terms of such sale.

Thereupon, the holder shall have the right, by giving notice to the Company within ten (10) days of receiving the Company’s notice of such sale, to purchase shares of Common Stock or other securities, as the case may be, that were sold by the Company in such sale at the same price per share (or per security, as the case may be) and on the same other principal terms of such sale as that paid to the Company in such sale and, if holder so elects in his notice to the Company, to pay such purchase price by exchange and cancellation of all or a portion of the then unpaid principal balance of this Debenture.

In no case may the holder purchase shares of Common Stock or other securities pursuant to this Section 3 for an aggregate purchase price in excess of the then unpaid principal balance of this Debenture.

For the avoidance of doubt, any sale in an aggregate amount in excess of One Million Dollars ($1,000,000) shall not give rise to holder’s right to purchase shares of Common Stock or other securities in this Section 3.

The holder’s rights set forth in this Section 3 shall terminate and be of no further force or effect if holder fails to exercise his rights hereunder when first given the opportunity to do so.

Time is of the essence in the exercise of holder’s rights under this Section 3.

Applications of Payment. All payments, whenever made, shall be applied first, to the payment of all fees and expenses required to be paid by the Company; second, to the payment of accrued interest; and third, to the reduction of the unpaid principal balance of this Debenture. All payments required to be made hereunder shall be made in lawful currency of the United States of America.

Waiver. The Company hereby waives presentment for payment, demand, protest, notice of dishonor, notice of presentment, notice of protest, and all other notices to which it may be entitled, and which may be waived in advance.

Miscellaneous.

Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Debenture shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Controlling Law. This Debenture and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any conflict-of-laws doctrines of any jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

Notices. All notices, requests, demands and other communications required or permitted under this Debenture shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such FedEx or by other messenger) against receipt or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

If to the Company:

250 Corporate Boulevard
Suites E&F
Newark, Delaware 19702
Attention: President

If to Payee, to the address set forth on the signature page.

In addition, notice by mail shall be sent by a reputable international courier (such as FedEx) if posted outside of the continental United States. Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subsection for the giving of notice.

Exhibits. All Exhibits attached hereto are hereby incorporated by reference into, and made a part of, this Debenture.

Binding Nature of Debenture; No Assignment. This Debenture shall be binding upon and inure to the benefit of the Company and the Payee and their respective heirs, personal representatives, successors and assigns, except that neither the Company nor the Payee may assign or transfer its rights nor delegate its obligations under this Debenture without the prior written consent of the other parties hereto.

Provisions Separable. The provisions of this Debenture are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

Entire Agreement. This Debenture contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Debenture may not be modified or amended other than by an agreement in writing.

Section Headings. The Section and subsection headings in this Debenture have been inserted for convenience of reference only; they form no part of this Debenture and shall not affect its interpretation.

Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

Number of Days. In computing the number of days for purposes of this Debenture, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this Debenture, the term “Holiday” shall mean a day, other than a Saturday or Sunday, on which national banks with branches in the State of Delaware are or may elect to be closed. A “Business Day” is a day other than a Saturday, Sunday, or Holiday.

IN WITNESS WHEREOF, the Company has executed this Debenture as of the date first above written.

THEATER XTREME ENTERTAINMENT GROUP, INC.
By:___________________________________ Name: Title: